Financial Instruments And Financial Risk Management	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Financial Instruments And Financial Risk Management
NOTE 16. FINANCIAL INSTRUMENTS AND FINANCIAL RISK MANAGEMENT

Financial Instruments
The Company’s financial instruments are held at amortized cost (adjusted for impairments or expected credit losses, as applicable) or fair value. The carrying values of financial instruments held at amortized cost approximate their fair values as of December 31, 2021 and 2020 due to their nature and relatively short maturity date. Financial assets and liabilities with embedded derivative features are carried at fair value.
Financial instruments recorded at fair value are classified using a fair value hierarchy that reflects the significance of the inputs to fair value measurements. The three levels of hierarchy are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly; and

•	Level 3 – Inputs for the asset or liability that are not based on observable market data.
There have been no transfers between fair value levels valuing these assets during the year.
The following tables summarize the Company’s financial instruments as of December 31, 2021 and 2020:

	December 31, 2021
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$223,543	$—	$—	$—	$223,543
Restricted cash 1	2,559	—	—	—	2,559
Security deposits	3,941	—	—	—	3,941
Accounts receivable, net	43,379	—	—	—	43,379
Loans receivable, short-term	747	—	—	565	1,312
Loans receivable, long-term	505	—	—	—	505
Investments	—	4,710	542	660	5,912
Financial Liabilities:
Accounts payable	$32,278	$—	$—	$—	$32,278
Accrued liabilities	95,442	—	—	—	95,442
Short-term borrowings	19,928	—	—	—	19,928
Current portion of lease liabilities	20,792	—	—	—	20,792
Deferred consideration, contingent consideration and other payables, short-term	5	12	—	71,816	71,833
Derivative liabilities, short -term	—	—	—	1,172	1,172
Lease liabilities	118,936	—	—	—	118,936
Deferred consideration and contingent consideration, long-term	—	—	—	17,651	17,651
Long-term notes payable and loans payable	465,079	—	—	—	465,079

1 Restricted	cash balances include various escrow accounts related to investments, acquisitions, facility requirements and building improvements.

	December 31, 2020
($ in thousands)	Amortized Cost	Level 1	Level 2	Level 3	Total
Financial Assets:
Cash and cash equivalents	$136,339	$—	$—	$—	$136,339
Restricted cash 1	4,435	—	—	—	4,435
Security deposits	3,558	—	—	—	3,558
Accounts receivable, net	29,943	—	—	—	29,943
Loans receivable, short-term	921	—		1,517	2,438
Loans receivable, long-term	1,204	—	—	20,019	21,223
Investments 2	3,192	—	1,049	119	4,360
Financial Liabilities:
Accounts payable	$23,231	$—	$—	$—	$23,231
Accrued liabilities	130,469	—	—	—	130,469
Short-term borrowings	25,924	—	—	—	25,924
Current portion of lease liabilities	18,040	—	—	—	18,040
Deferred consideration, contingent consideration and other payables, short-term	—	22	—	19,093	19,115
Derivative liabilities - long-term	—	—	—	17,505	17,505
Lease liabilities	74,468	—	—	—	74,468
Deferred consideration and contingent consideration, long-term	—	—	—	7,247	7,247
Long- T erm N otes P ayable and L oans P ayable	255,439	—	—	—	255,439

1	Restricted cash balances include various escrow accounts related to investments, acquisitions and facility licensing requirements.
2	Investment balances in the amortized cost column represent equity method investments.
The
 December
31, 2020 Level 3 asset balance of $21.7 million decreased by $20.5 million to a December 31, 2021 balance of $1.2 million. The decrease is driven by the effective settlement of
 $20.0
million of Loans receivable, long-term on February 16, 2021, as part of the Verdant acquisition, and a $1.0 million decrease in Loans receivable, short term related to Lighthouse. The Lighthouse balance decrease is driven by a $0.4 million payment in the second quarter of 2021 and an increase to the ECL reserve of $0.6 million, recorded in the fourth quarter of 2021. These decreases are offset partially by an increase to investment in Old Pal of $0.5
million, obtained upon the acquisition of Bluma.
The December
31, 2020 Level 3 liability balance of $43.8 million increased by $46.8 million compared
to
the
 December 31, 2021 balance of $90.6
million due to increases in contingent consideration of $34.0 million and deferred consideration of $46.9 million related to the purchases of Cultivate and Laurel Harvest, respectively, and an increase of

$1.3 million in the fair value of Valley Ag deferred consideration. These increases are offset by a fourth quarter write-off of
 $19.1 million, related to Valley Ag contingent consideration, and a decrease of $16.3 million in the share purchase warrants liabilities; caused by decreases in the volatility assumption for the Company’s shares, remaining expected warrant life, and the Company’s share price.

(a)	Loans receivable, short-term
The
following is a summary of Loans receivable, short-term balances and valuation classifications (discussed further below) as of December 31, 2021 and 2020:

($ in thousands)	Valuation classification	12/31/2021	12/31/2020
Short-term loans receivable - Lighthouse	Fair value	$565	$1,517
Interest receivable	Amortized cost	747	921

Total Loans receivable, short-term		$1,312	$2,438

(i)	Lighthouse Loan
On August 12, 2019, the Company issued a secured convertible promissory note that is convertible, at the Company’s discretion, into additional membership units approximating 1% ownership of the parent company of Lighthouse.

The loan was amended in March 2021 to extend the maturity date from February 2021 to February 2022.

(ii)	Other Loans
The Company acquired a short-term loan receivable upon its acquisition of Bluma on April 14, 2021. During the third quarter of 2021, the Company received $1.6 million in full payment of this loan.

(b)	Loans receivable, long-term

($ in thousands)	Valuation classification	12/31/2021	12/31/2020
Long-term loans receivable - Verdant	Fair value	$—	$20,019
Long-term loans receivable - Illinois Incubator	Amortized cost	100	—
Long-term loans receivable - Other	Amortized cost	405	367
Interest receivable	Amortized cost	—	837

Total Loans receivable, long-term		$505	$21,223

(i)	Verdant Loan
On February 16, 2021, the Company acquired dispensary operations from Verdant. As part of the acquisition, the long-term loans receivable and related interest receivable due from Verdant were effectively settled and classified as consideration paid as part of the acquisition. See Note 10 for additional details.

(ii)	Loans for Pending Acquisitions - Other
During 2021, the Company acquired the operations of Bluma, Cultivate, and Laurel Harvest. As part of the acquisitions, the long-term loans receivables and related interest receivables were effectively settled and classified as consideration paid as part of the acquisitions. See Note 10 for additional details.

(iii)	Illinois Incubator Loan
In connection
with the Illinois Social Equity Applicant program, the Company has issued a $
0.1
 million loan to an Illinois company which has secured a Craft Grower License to operate in the state; the loan was fully funded on July 20, 2021. This loan is measured at amortized cost, bears no
interest, and matures on
July 20, 2026
.
(iv)	Other Loans
In connection with the acquisition of Origin House, the Company assumed a loan receivable with a balance

o
f
$
0.4

million as of December 31, 2021 and 2020.

(c)	Share Purchase Warrants
At December 31, 2021, the Company had 9.8

million warrants outstanding
,
of which 4.2

million

warrants are classified as current liabilities. 3.7 million of these liability-classified warrants are from issuances to underwriters associated with the September 2019 financing.
During
the year ended December 31, 2021, 1

thousand warrants related to the September 2019 financing were exercised for $10 thousand, resulting in an increase to share capital of $19 thousand.
During
the year ended December 31, 2021, the Company recorded a
mark-to-market
gain
 of $
16.7

million, primarily due to changes in the Company’s share prices, volatility, and remaining expected life; additionally, the Company recorded

a $
0.3

million unrealized loss on foreign exchange. For the year ended December 31, 2020, the Company recorded a mark-to-market
loss
 of $
8.7

million due to changes in share price and an unrealized foreign exchange loss of

$
0.9

millio
n
.
All warrants classified as derivative liabilities are measured at fair value. As of December 31, 2021 and 2020, the fair value of liability-classified warrants was determined using the Black-Scholes option-pricing model utilizing the following assumptions:

	2021	2020
Risk-free annual interest rate	0.15%	0.13%
Expected annual dividend yield	0.0%	0.0%
Expected stock price volatility	47.3%	83.0%
Expected life of stock warrants	< 1 year	1.8 years
Forfeiture rate	0%	0%
Share price at period end	$6.62	$9.86
Strike price at period end	$9.86	$9.82

For the year ended
December
31
,
2021
, volatility was calculated by using the Company’s historical share volatility. For the year ended December
31
,
2020
, volatility was calculated by using the average historical volatility of comparable companies from a representative peer group of publicly traded companies, respectively. An increase in volatility would result in an increase in fair value at grant date. The expected life in years represents the period of time before warrants expire. The risk-free rate is based on U.S. treasury bills with a remaining term equal to the expected life of the options. The Company does not expect grantees to forfeit warrants.

The change in volatility rate noted above was made because the Company now has a reasonable observable history of volatility to use a company-specific rate, whereas in the past it did not. The impact of the change in volatility rates resulted in a one-time
gain of $5.2 million, which is included in Other income (expense), net on the Consolidated Statements of Operations.
Financial Risk Management
The Company is exposed in varying degrees to a variety of financial instrument-related risks. The Board and Company management mitigate these risks by assessing, monitoring and approving the Company’s risk management processes:

(a)	Credit and Banking Risk
Credit
risk is the risk of a potential loss to the Company if a customer or a third party to a financial instrument fails to meet its contractual obligations. The maximum credit exposure at December 31, 2021 and 2020 is the carrying amount of cash, accounts receivable, and loans receivable. The Company does not have significant credit risk with respect to its customers or loan counterparties, based on cannabis industry growth in its key markets and the low interest rate environment. Although all deposited cash is placed with U.S. financial institutions in good standing with regulatory authorities, changes in U.S. federal banking laws related to the deposit and holding of funds derived from activities related to the cannabis industry have passed the U.S. House of Representatives but have not yet been voted on within the U.S. Senate. Given that current U.S. federal law provides that the production and possession of cannabis is illegal, there is a strong argument that banks cannot accept for deposit funds from businesses involved with the cannabis industry, leading to an increased risk of legal actions against the Company and forfeitures of the Company’s assets.
The Company’s aging of Accounts receivables as of December 31, 2021 and 2020 was as follows:

($ in thousands)	2021	2020
0 to 60 days	$37,750	$28,280
61 to 120 days	4,309	1,134
120 days +	3,540	1,225

Total accounts receivable, gross	45,599	30,639
Allowance for doubtful accounts	2,220	696
Total accounts receivable, net	$43,379	$29,943

For the years
 ended December 31, 2021 and 2020, the Company recorded bad debt expense of $1.0 million and $0.4 million, respectively, to account for ECL and recorded an additional $0.3 million and $0.4 million, respectively, in bad debt related to invoice write-offs.
(b)	Asset Forfeiture Risk
Because the cannabis industry remains illegal under U.S. federal law, any property owned by participants in the cannabis industry which are either used in the course of conducting such business, or are the proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture. Even if the owner of the property was never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture.

(c)	Liquidity Risk
Liquidity risk is the risk that the Company will not be able to meet its financial obligations associated with financial liabilities. The Company primarily manages liquidity risk through the management of its capital structure by ensuring that it will have sufficient liquidity to settle obligations and liabilities when due. As of December 31, 2021, the Company had working capital (defined as current assets less current liabilities) of

$133.4
million, which reflects the equity raise that occurred in the first quarter of 2021 and the amendment of the term loan facility in the third quarter of 2021.
In January 2021, the Company completed the placement of
9.9 million SVS at a price of C$16.00 per share for total gross proceeds of approximately $120.7 million. In August 2021, the Company amended the existing term loan facility, increasing the total principal outstanding to $400 million, at a reduced interest rate of 9.5%. See Note
s
8 and 11 for further information. The Company will continue to raise capital as needed to fund operations and expansion.
In addition to the commitments outlined in Note 15, the Company has the following contractual obligations as of December 31, 2021:

($ in thousands)	< 1 Year	1 to 3 Years	3 to 5 Years	Total
Accounts payable & Accrued liabilities	$127,720	$—	$—	$127,720
Deferred consideration, contingent consideration and other payables	71,833	—	—	71,833
Deferred consideration and contingent consideration	—	17,651	—	17,651
Long-term notes payable and loans payable and Short-term borrowings	19,928	—	465,079	485,007

Total obligations as of December 31, 2021	$219,481	$17,651	$465,079	$702,211

(d)	Market Risk

(i)	Currency Risk

The

operating results and balance sheet of the Company are reported in USD. As of December 31, 2021 and December 31, 2020, the Company’s financial assets and liabilities are primarily in USD. However, from time to time some of the Company’s financial transactions are denominated in currencies other than USD. The results of the Company’s operations are subject to currency transaction and translation risks. The Company recorded $
1.2
 million
 a
n
d $1.4 million in
foreign

exchange losses during the years ended December 31, 2021 and 2020, respectively. See Note 13 for additional details.
As
of December 31, 2021 and 2020, the Company had no hedging agreements in place with respect to foreign exchange rates. The Company has not entered into any agreements or purchased any instruments to hedge possible currency risks at this time.

(ii)	Interest Rate Risk
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. An increase or decrease in the Company’s incremental borrowing rate by 10% would result in an associated increase or decrease in Deferred consideration, contingent consideration and other payables
,
and Interest expense, net of $0.1 million.
The Company’s Senior Loan accrues interest at a rate of 9.5%, per annum, and has an effective interest rate of
11.0%
.

(iii)	Price Risk
Price risk is the risk of variability in fair value due to movements in equity or market prices. The Company is subject to price risk related to derivative liabilities and contingent consideration that are valued based on the Company’s own stock price. An increase or decrease in stock price by 10% would result in an associated increase or decrease to Deferred consideration, contingent consideration and other payables, Derivative liabilities, long-term and Deferred consideration and contingent consideration with a corresponding change to Other (expense) income, net. As of December 31, 2021
,
an increase or decrease in stock price by 10% would result in an unfavorable
impact of $0.7 million
or a favorable impact
 of
$0.5 million, respectively.

(iv)	Tax Risk
Tax risk is the risk of changes in the tax environment that would have a material adverse effect on the Company’s business, results of operations, and financial condition. Currently, state-licensed marijuana businesses are assessed a comparatively high effective federal tax rate due to IRC Section 280E, which bars businesses from deducting all expenses except their cost of goods sold when calculating federal tax liability. Any increase in tax levies resulting from additional tax measures may have a further adverse effect on the operations of the Company, while any decrease in such tax levies will be beneficial to future operations. See Note 20 for the Company’s disclosure of uncertain tax positions.

(v)	Regulatory Risk
Regulatory risk pertains to the risk that the Company’s business objectives are contingent, in part, upon the compliance of regulatory requirements. Due to the nature of the industry, the Company recognizes that regulatory requirements are more stringent and punitive in nature. Any delays in obtaining, or failure to obtain regulatory approvals can significantly delay operational and product development and can have a material adverse effect on the Company’s business, results of operation, and financial condition. The
Company is cognizant of the advent of regulatory changes occurring in the cannabis industry on the city, state, and national levels. Although the regulatory outlook on the cannabis industry has been moving in a positive trend, the Company is aware that unforeseen regulatory changes could have a material adverse impact on the goals and operation of the business as a whole.

(vi)	COVID-19 Risk
The novel coronavirus
(“COVID-19”)
was declared a pandemic by the World Health Organization on March 12, 2020. During the fourth quarter of 2020, the first vaccine utilized to prevent coronavirus infection was approved by the US Food and Drug Administration. As of December 31, 2021, the vaccine had become more widely available, however, there remains significant economic uncertainty, and consequently, it is difficult to reliably measure the potential impact of this uncertainty on the Company’s future financial results.